UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)                  (Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report

Stock Car Stocks Index Fund

September 30, 2005

StockCar Stocks Index Fund

Shareholders’ Letter

9/30/2005

The Four Horsemen ride again!

Fabled sportswriter Grantland Rice, borrowing from dramatic lore, once described Notre Dame’s backfield as the Four Horsemen.  The Four Horsemen of the Apocalypse were Famine, Pestilence, Destruction and Death and, in the wake of tsunamis, earthquakes, hurricanes and floods, one might think that they had returned to earth in 2005.  Having had the wind at their backs late last year and (and hoping for more-of the same in 2005), investors must feel as if the winds have changed course several times in 2005, buffeting them from all directions.  The benchmark S&P 500 Stock Index rose 3.1% in the third calendar quarter, erasing two consecutive negative quarters and bringing its twelve month return to 10.25%.

Elsewhere, stocks rallied despite rising energy prices and worries about the global economy.  The Dow Jones World Stock Index, excluding the U.S., was ahead 11.1% in the third quarter.  In local currencies, the Dow Jones Stoxx Index (600 large publicly-traded European companies) was ahead 7.8%.  Germany’s DAX, the French CAC-40, and Britain’s FTSE-100 rose by amounts ranging from 7 to 10%.  While many Asian nations rely heavily on imported oil, investors seemed little bothered by rising energy prices, as Japanese, Hong Kong, Australian, and South Korean markets all rose.  Latin American stocks shrugged off political turbulence, focusing on the rosy outlook for many of the region’s economies.  U. S. investors also benefited when the euro and the pound held their own against the dollar.  In the first half, the “fly in the soup” was that the stock gains overseas turned to losses when local currencies were converted to dollars.

The very factors that drove markets early in the year carried over to the latest quarter.  War, terrorism and their toll (in both dollars and lives), the Israeli-Palestinian struggle, and concerns over Iran’s nuclear program were more than enough to unsettle financial markets.  Add the impact of Hurricanes Katrina and Rita, the economy’s uneven pace, more interest rate hikes (12 straight increases, and counting), corporate governance issues, oil prices and it was no surprise that stock prices struggled.

Fund performance was, of course, affected by the same factors.  Nonetheless, the Fund’s total return was 11.89% for the year ended September 30, 2005, comfortably exceeding the return of S&P 500 Stock Index for the comparable period.  As is always the case, transaction costs, cash flows and fund expenses, as well as market liquidity, also bear some impact on the Fund’s performance.

Out on the track!

Having ended 2004 on a high note with stocks posting consecutive yearly gains for the first time since the intoxicating days of the late 1990’s, many investors hoped that markets could make it three in a row in 2005.  That was a sea change from early 2003, when the question seemed to be “are we anywhere near the bottom?”

In early-November, the Fed’s Open Market Committee ended its regular meeting by raising the Fed Funds rate another .25%, to 4.00%.  The central bank’s official statement said that policy remained accommodative but, noting that the “rise in energy and other costs have the potential to add to inflation pressures,” signaled that further rate hikes may follow.  The near-term economic outlook remains pretty upbeat.  Revised data show that real GDP grew at a 4.1% clip in the September quarter, following a 3.3% gain in the previous quarter.  In the wake of hurricanes and higher energy costs, there’s been some loss of momentum, but consumer spending held up reasonably well, and the “core” inflation rate has remained low.  Other plusses include an increase in capital expenditures, a rise in exports, falling business inventories, and moderate job growth.

Higher short-term rates have attracted a great deal of publicity, but clearly haven’t squashed consumer optimism.  One reason may be that longer-term rates have held remarkably steady while the Fed Funds rate has gone from 1.00% to 4.00% in seventeen months.  The yield on the ten year Treasury, is actually lower than it was when the Fed began raising rates - even Fed Chairman Alan Greenspan admits to being baffled by that.

In recent meetings with Congress, Mr. Greenspan gave an upbeat assessment of the economy, but spent considerable time speaking about fiscal discipline, suggesting that more rate increases are needed to keep inflation in check and that Social Security and Medicare spending will increase strains on the Federal budget.  Some observers, reminding us that the Fed has often raised rates until a crisis erupted, hope that the cycle of increases will run its course before disaster strikes.  They can take heart from two things: first, minutes of the November policy meeting suggest the Board felt that inflation was reasonably well contained and second, some prominent bond managers are forecasting that the Fed could start cutting rates around year-end, a positive sign unless it is seen as a signal that the economy is losing momentum.

Cut-to the Chase.

Under a format NASCAR introduced last year, the first 26 races comprise the regular season, with the last 10 being the playoffs.  The ten top drivers qualify for the playoffs - the Chase for the Nextel Cup.  NASCAR had to be pleased by the way this structure played out last year and must be counting on more of the same in 2005.  Driver Tony Stewart (the Home Depot car) had the hot hand throughout the regular season, at one point winning five of seven races, and having a substantial lead over the second-place driver.  All that, of course, can count for nothing once the Chase begins - a bit like the Atlanta Braves winning fourteen division titles but then faltering in post-season play.  However, with one race to go, Stewart still leads the pack.

When our fiscal year ended September 30, 2005, the Fund owned fifty-two stocks, of which forty-eight had been held for the full twelve months.  Of the rest, three were added as part of our December portfolio rebalancing, while a small holding resulted from the termination of a joint venture between Ashland, Inc. and Marathon Oil.  A majority (twenty-seven stocks) rang up positive results for the year while twenty-one came in on the wrong side of the ledger.  The average stock gained 7.80% with the median issue (half better, half worse) performance being 2.69%.  Consistency was the hallmark of our top five finishers.  Each posted four straight quarters of improving stock prices and were regularly among the strongest stocks.  Sunoco, Inc. (SUN) and Sirius Satellite Radio (SIRI) were outstanding - more than doubling in price from year-end 2004.  Sunoco’s 111% gain was fueled by continued strong sales and earnings growth with their nine-month fully-diluted earnings up 59%.  Hurricanes Katrina and Rita clearly impacted results but strong demand and product shortages led to a spike in both prices and margins.  Refining and supply were both up strongly, while earnings from retail marketing and chemicals slipped.  Sirius (and competitor XM Satellite) have each been “rocking and rolling” throughout much of the year.  As was true in the early days of cell phones and cable TV, Sirius has suffered some substantial financial losses as the growing subscriber base has forced the firm to pour funds into programming, new products and marketing.  While the cost of adding new listeners is dropping rapidly, profits seem unlikely much before 2007.  However, satellite radio is still in its infancy, subscriber growth is booming, veteran broadcasting exec Mel Karmazin has come on-board as Sirius’ CEO, and recent deals with shock-jock Howard Stern and domestic diva Martha Stewart should give the top line a boost.

Dover Motorsports (DVD), up 59%, finished in the show spot.  DVD operates both horse racing AND motorsports tracks, so that phrase seems appropriate.  With debt levels slashed, interest expense dropped and a tight rein on administrative and general costs, Dover’s third-quarter operating earnings jumped 55%.  The stock price wasn’t hurt, either, when the company announced a tender offer for roughly 10% of common shares at a higher than market price.  Not even soft third-quarter earnings slowed machinery-maker Caterpillar, Inc.’s (CAT) share price, which has charged ahead 46% since last September.  CAT blamed the earnings shortfall on production bottlenecks caused by surging demand, and by higher raw material costs.  The surge in orders may be due partly to post-hurricane rebuilding efforts.  Caterpillar has historically been sensitive to economic swings, but CEO Jim Owen forecasts that higher demand from mining and energy clients and from China could well lead to average earnings gains of 15 to 20% annually until 2010.  The company also announced a global alliance with JLG Industries, which will provide a full line of CAT-branded telehandler and lift products.  Finally, “old-economy” stalwart Goodyear Tire & Rubber (GT) rolled to its best showing in seven years, with all six business units posting record third-quarter revenues.  That helped GT cope with higher raw material prices, bloated debt levels, restructuring costs, and increased pension/healthcare funding obligations.  For now, the success underscores GT’s strategy of cutting costs and selling assets that fall outside what management considers its core strengths.

Although “employee pricing” and other incentive programs gave a short-lived boost to sales, surging prices at the gas pump have clearly hurt the auto industry.  Thus, it’s no shock that three of our worst performers, Delphi, Inc. (DPHIQ), Ford Motor Co. (F), and General Motors Corp. (GM) come from that sector.  Other negative factors were downgrades by bond-rating agencies and concern about rising levels of funding of pension/healthcare benefits for both current employees and retirees.  Since September 30, Delphi has filed for bankruptcy protection, and has been removed from both the Fund and the Index.

NASCAR News!

Racing fans could scarcely ask for more than the current Nextel Cup series is delivering.  The final Chase Race will be history when this report is printed, and four drivers still have a shot at the gold ring.  With a commanding lead entering the Chase, Tony Stewart has kept the pressure on his rivals by leading twice as many laps as any other driver during the Chase.  With three new multi-year sponsorships confirmed, NASCAR continues to line up corporate partners.  Allstate Insurance, USG Corp., and Sony Corp. have each signed on as lead race sponsors.  Allstate will be the lead sponsor for the Brickyard 400 race at the Indianapolis Motor Speedway, building material supplier USG will sponsor the Cup race at Chicagoland Motor Speedway, and Sony Corp. will sponsor a race at California Speedway.  Assuming other criteria are met, all will be added to the Index and the Fund in 2006.

At special meetings, Nextel Communications and Sprint Corp. shareholders approved a proposed merger, with the new company to be known as Sprint Nextel Corp.  Each share of Nextel Class A common was converted into Sprint Nextel common stock and a small amount of cash.  It’s expected that the race series will be known as the Sprint-Nextel Cup Race, beginning in 2007.

One last portfolio change occurred in the September quarter.  Ashland Inc. and Marathon Oil Corp. entered into an agreement in which Ashland transferred its interest in Marathon Ashland Petroleum LLC and certain other assets to a wholly-owned subsidiary of Marathon.  Marathon assumed a part of Ashland’s debt and Ashland received approximately $900 million in cash.  Ashland owners received an equal number of shares of New Ashland common and 0.236 shares of Marathon.  There’s speculation that both companies will be part of the NASCAR scene in 2006.  At the moment, each is partof the Index and the Fund holds shares in each.

The outlook!

The hope among investors is that stocks will follow the pattern of 2003-2004.  In both years, performance in the first three quarters was pretty-lackluster, before the year ended with strong fourth-quarter gains.  In the meantime though, worries persist.  The London subway bombings are a stark reminder that terrorist attacks remain a threat, while the struggle to bring order out of chaos in Iraq seems unlikely to be resolved soon.  Israel’s government had thought that its withdrawal from Gaza might help restart Middle East peace talks, but calls to move up elections may scuttle that.  Afghanistan has resurfaced as a “hot spot”, Iran has apparently decided to pursue its nuclear ambitions regardless of what other world powers think, and North Korea could bubble over at anytime.

Here at home, polls show the President’s approval ratings sliding on his handling of both the war and the economy.  There’s little doubt that the spike in oil prices has taken a toll on consumer spending.  China National Offshore Oil Company’s failed bid to acquire Unocal reminds us that the growing economies of China and India will consume larger amounts of petroleum.  The double-edged sword for the U. S. is China’s current role as the largest buyer of Treasury debt.  Long-term rates might easily be higher without Chinese purchases and willingness to continue to hold our debt.

On the bright side, the economy continues to expand at a moderate pace.  Without the drag of higher energy prices, the outlook might be even brighter.  At 5.0%, the unemployment rate is down from last year, and job creation shows signs of strength.  Real estate markets, which had heated up, now show some signs of cooling.  Gasoline supplies are rebounding, and energy prices have dropped noticeably from their hurricane-related peaks.  If stock valuations are not especially cheap, neither are they extreme, and investor sentiment has not yet become complacent.  The nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve is an uncertainty overhanging financial markets.  At the moment, it’s difficult to recall that Mr. Greenspan was scarcely a household name in 1987 when he replaced Paul Volcker.  Mr. Bernanke clearly has the academic credentials, but it may take time to establish his credibility.  In the short run, his statement that, if confirmed, he will continue Greenspan’s inflation-fighting policies should set some minds at ease.

A look at financial markets in various years of Presidential terms suggests one cheery non-economic indicator.  For the eighteen presidential terms between 1933 through 2004, the S&P recorded its worst performance in the first year of the term in 10 instances.  For second terms, the pattern was even more pronounced, with five of the seven “second” terms experiencing the worst market year in the first year.  As we are starting the second year of a second term, those seem like good odds.

As has been true from inception, the Fund’s diversified portfolio of solid companies and its buy/hold philosophy should stand it in good stead.  Turnover among companies with NASCAR ties remains low, and corporate America continues to find racing appealing as a way to attract consumers.  We believe that investors with a longer-term investment horizon will benefit from the Fund’s disciplined approach to investing and from continued growth of the economy and racing.

/s/Robert T. Carter, C. F. A.

Portfolio Manager

Comparison of Changes in Value of $10,000 Since Inception (October 1, 1998)

StockCar Stocks Index Fund

Average Annual Total Return

For the Year ended September 30, 2005: 11.89%

October 1, 2000 through September 30, 2005: 8.25%

Since Inception through September 30, 2005:  8.29%

S&P 500 Index

Average Annual Total Return

For the Year ended September 30, 2005: 10.25%

October 1, 2000 through September 30, 2005: -3.07%

Since Inception through September 30, 2005:   3.19%

StockCar Stocks Index Fund $17,459
S&P 500 Index $12,458
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
10/1/1998
3/31/1999
9/30/1999
3/31/2000
9/30/2000
3/31/2001
9/30/2001
3/31/2002
9/30/2002
3/31/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor’s 500 Index made on October 1, 1998 (commencement of operations).  The Fund’s return represents past performance and does not predict future results.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Standard & Poor’s 500 Index does not reflect expenses, which have been deducted from the Fund’s return.  Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus.  Please read the prospectus carefully before you invest or send money.

STOCKCAR STOCKS INDEX FUND

Graphical Illustration

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

STOCKCAR STOCKS INDEX FUND

SCHEDULE OF INVESTMENTS

September 30, 2005

NUMBER OF SHARES		MARKET VALUE

COMMON STOCKS - 94.71%
AMUSEMENT AND RECREATION SERVICES - 6.33%
22,000	Dover Motorsports, Inc.	$ 150,480
2,225	International Speedway Corp. - Class A	116,746
3,000	Speedway Motorsports, Inc.	108,990
		376,216
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS - 4.39%
4,050	Advance Auto Parts, Inc. (a)	156,654
7,000	CSK Auto Corporation (a)	104,160
		260,814
BUILDING MATERIALS, HARDWARE AND GARDEN SUPPLY - 4.08%
2,850	The Home Depot, Inc.	108,699
2,075	Lowe's Companies, Inc.	133,630
		242,329
BUSINESS SERVICES - 3.89%
4,700	Aaron Rents, Inc.	99,405
9,500	United Online, Inc.	131,575
		230,980
CHEMICALS AND ALLIED PRODUCTS - 5.50%
2,425	E.I du Pont de Nemours and Co.	94,987
4,400	Pfizer, Inc.	109,868
2,050	The Procter & Gamble Co. (Tide)	121,893
		326,748
COMMUNICATIONS - 5.83%
2,000	ALLTELL Corp.	130,220
2,115	BellSouth Corp.	55,624
4,436	Sprint Nextel Corp.	105,488
2,300	SBC Communications, Inc.	55,131
		346,463
DEPOSITORY INSTITUTIONS - 1.70%
4,100	MBNA Corp.	101,024

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS - 6.69%
3,225	General Electric Co. (NBC)	108,586
10,250	Infineon Technologies AG - ADR (a) (b)	101,680
15,425	Sirius Satellite Radio, Inc. (a)	100,879
2,400	XM Satellite Radio Holdings, Inc. (a)	86,184
		397,329
FOOD AND KINDRED PRODUCTS - 13.27%
2,325	Anheuser-Busch Companies, Inc.	100,068
2,850	The Coca-Cola Co.	123,092
4,000	ConAgra Foods, Inc.	99,000
2,400	General Mills, Inc. (Cheerios)	115,680
1,550	Molson Coors Brewing Co.	99,216
2,625	Kellog Co.	121,091
2,300	PepsiCo, Inc.	130,433
		788,580
GENERAL MERCHANDISE STORES - 1.98%
2,265	Target Corp.	117,621

HOME FURNITURE, FURNISHINGS AND EQUIPMENT STORES - 1.50%
3,600	RadioShack Corp.	89,280

INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT - 4.40%
1,325	The Black & Decker Corp.	108,769
2,600	Caterpillar, Inc.	152,750
		261,519
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE - 1.80%
3,150	Georgia-Pacific Corp.	107,289

MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING - 3.36%
1,200	FedEx Corporation	104,556
1,375	United Parcel Service, Inc. - Class B	95,054
		199,610
PETROLEUM REFINING AND RELATED INDUSTRIES - 9.27%
2,250	Chevron Corp.	145,642
2,300	Exxon Mobil Corp.	146,142
472	Marathon Oil Corp.	32,535
2,900	Sunoco, Inc.	226,780
		551,099
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES - 1.49%
3,650	Eastman Kodak Co.	88,805

PRINTING, PUBLISHING, AND ALLIED INDUSTRIES - 1.75%
6,300	News Corporation - Class B	103,950

RUBBER AND MISCELLANEOUS PRODUCTS - 4.01%
8,025	The Goodyear Tire & Rubber Co. (a)	125,110
5,000	Newell Rubbermaid, Inc.	113,250
		238,360
TRANSPORTATION EQUIPMENT - 11.61%
10,400	Action Performance Companies, Inc.	130,000
2,450	DaimlerChrysler AG (c)	130,144
13,000	Delphi Corp.	35,880
8,250	Ford Motor Co.	81,345
2,500	General Motors Corp.	76,525
2,675	Genuine Parts Co. (NAPA)	114,758
3,600	RC2 Corp. (a)	121,536
		690,188

WHOLESALE TRADE - NON-DURABLE GOODS - 1.86%
2,000	Ashland, Inc. (Valvoline)	110,480

	TOTAL COMMON STOCK (cost $4,859,870)	5,628,684

UNIT INVESTMENT TRUST - 2.28%
1,100	Standard & Poors Depository Receipts	135,212

SHORT-TERM INVESTMENTS - 3.23%
191,969	First Amer Prime Obligation Fund Class Y 3.29% (d)	191,969

	TOTAL INVESTMENTS (cost $5,180,913) - 100.22%	5,955,865

	Liabilities in excess of other Assets - (.22%)	(12,935)

	Net Assets - 100%	$ 5,942,930

(a) Non-Income producing securities
(b) ADR - American Depositary Receipts
(c) Foreign Security or U.S. security of a foreign company
(d) The rate shown is the rate in effect on September 30, 2005

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

Assets:
Investment Securities at Market Value	$5,955,865
(Cost $ 5,180,913)
Cash	35
Receivables:
Dividends and Interest	5,387
Prepaid Expenses	11,993
Total Assets	5,973,280
Liabilities:
Accrued Management Fees	3,517
Other Accrued Expenses	26,833
Total Liabilities	30,350
Net Assets	$5,942,930
Net Assets Consist of:
Paid In Capital	5,098,948
Accumulated Undistributed Net Investment Income	10,935
Accumulated Undistributed Realized Gain on Investments - Net	58,095
Unrealized Appreciation in Value of Investments Based on Identified Cost - Net	774,952
Net Assets, for 271,121 Shares Outstanding	$5,942,930
(Unlimited number of shares authorized without par value)

Net Asset Value, Offering Price and Redemption Price
Per Share ($5,942,930/271,121 shares)	$21.92

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENT OF OPERATIONS

For the year ended September 30, 2005

Investment Income:
Dividends (Net of $130 taxes withheld)	$ 92,431
Interest	6,928
Total Investment Income	99,359
Expenses:
Management Fees	37,719
Transfer Agent Fees	12,906
Custodial Fees	2,935
Distribution and Service (12B-1) Fees	1,043
Directors Fees and Expenses	20,296
Administrative Fees	23,213
Audit Fees	17,386
Insurance Expense	1,428
Registration and Blue Sky Fees	13,090
Legal Fees	9,417
Printing & Mailing Fees	8,458
Miscellaneous Expenses	1,095
Total Expenses	148,986
Less Expense Waivers and Reimbursements	(61,927)
Net Expenses	87,059

Net Investment Income	12,300

Realized and Unrealized Gain on Investments:
Realized Gain on Investment Securities	329,193
Change in Net Unrealized Appreciation on Investment Securities	298,608
Net Realized and Unrealized Gain on Investments	627,801

Net Increase in Net Assets from Operations	$ 640,101

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended September 30, 2005 and September 30, 2004

	2005	2004
From Operations:
Net Investment Income	$ 12,300	$ 1,739
Net Realized Gain on Investment Securities	329,193	127,188
Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	298,608	631,924
Increase in Net Assets from Operations	640,101	760,851

From Distributions to Shareholders:
Net Investment Income	(3,075)	(26,464)
Change in Net Assets from Distributions	(3,075)	(26,464)

From Capital Share Transactions:
Proceeds From Sale of Shares	477,374	304,783
Redemption Fees	299	135
Shares Issued on Reinvestment of Distributions	3,028	26,023
Cost of Shares Redeemed	(610,162)	(718,245)
Net Decrease from Shareholder Activity	(129,461)	(387,304)

Net Increase in Net Assets	507,565	347,083

Net Assets at Beginning of Period	5,435,365	5,088,282
Net Assets at End of Period (including accumulated undistributed net investment
income of $10,935 and $1,710, respectively)	$5,942,930	$5,435,365

Share Transactions:
Issued	22,350	15,975
Reinvested	137	1,408
Redeemed	(28,627)	(37,669)
Net decrease in shares	(6,140)	(20,286)
Shares outstanding beginning of period	277,261	297,547
Shares outstanding end of period	271,121	277,261

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding through each year ended September 30,

	2005		2004		2003		2002		2001
Net Asset Value Per Share, Beginning of Period	$ 19.60		$ 17.10		$ 16.67		$ 17.36		$ 17.52
Income From Investment Operations:
Net Investment Income	0.05	(c)	0.01		0.09		0.03		0.08
Net Gains (Losses) on Securities (realized and unrealized)	2.28		2.58		2.12		(0.68)		0.71
Total from Investment Operations	2.33		2.59		2.21		(0.65)		0.79

Distributions:
Dividends From Net Investment Income	(0.01)		(0.09)		-		(0.04)		(0.15)
Net Realized Gains	-		-		(1.78)		-		(0.80)
Total from Distributions	(0.01)		(0.09)		(1.78)		(0.04)		(0.95)

Redemption Fees	0.00	(b)	0.00	(b)	0.00	(b)	-		-

Net Asset Value Per Share, End of Period	$ 21.92		$ 19.60		$ 17.10		$ 16.67		$ 17.36
Total Return	11.89%		15.18%		14.49%		(3.77)%		4.69%

Ratios/Supplemental Data:
Net Assets - End of Period (Thousands)	5,943		5,435		5,088		4,820		4,776
Ratio of Expenses to Average Net Assets
Before Expense Reimbursement	2.57%		4.44%		5.15%		5.15%	(a)	4.62%
After Expense Reimbursement	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income to Average Net Assets	0.21%		0.03%		0.57%		0.17%		0.41%
Portfolio Turnover Rate	15%		14%		23%		40%		36%

(a) Includes 1.10% of income tax expense on net investment income and penalties which were reimbursed by the Adviser.
(b) Amount calculated is less than $0.005.
(c) Amount calculated based on average shares outstanding throughout the year.

The accompanying notes are an integral part of the financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2005

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 51 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Common stocks and other equity-type securities which are traded on stock exchanges or on the NASDAQ over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking sales at the bid price.  Securities for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Directors (the “Directors”), which may include situations in which the Adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost, which approximates market.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders from net investment income are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications to paid-in capital and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.   Formed in 1987, the Adviser provides investment advisory services primarily to high net worth individuals and small institutions.  The Adviser currently manages assets in excess of $100 million.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law. For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the period from October 28, 2004 to September 30, 2005 were $35,008, all of which were waived.  See Expense Reimbursement Arrangements.

Prior to October 29, 2004 40|86 Advisors, Inc. provided Investment Advisory services to the Fund. For its services, 40|86 Advisors, Inc. received an annual fee of 0.65% of the Fund's average daily net assets.  Total fees incurred for such services for the period of October 1, 2004 to October 28, 2004 were $2,711, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of Summit, serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the period from October 29, 2004 to September 30, 2005 were $21,545, a portion of which were waived.  See Expense Reimbursement Arrangements.

Prior to October 29, 2004, Conseco Services, LLC. provided administrative services to the Fund. For its services, Conseco Services, LLC. received  a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. Total fees incurred for such services for the period of October 1, 2004 to October 28, 2004 were $1,668, all of which were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the period October 29, 2004  through  October  29, 2006, the  Adviser  and  the  Fund's administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $35,008 and the administrator waived fees of $15,546 for the period from October 29, 2004 to September 30, 2005. The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $50,554 are subject to potential recovery by the Adviser/Administrator until September 30, 2008.

Prior to October 29, 2004, the Fund's former adviser and former administrator had contractually agreed to waiver their fees and/or reimburse the Fund for expenses it incurred to the extent necessary to maintain the Fund's total operating expenses at 1.50% of its average daily net assets. For the period from October 1, 2004 to October 28, 2004, the former adviser waived fees of $2,711 and reimbursed expenses of $6,994 and the former administrator waived fees of $1,668 under this previous agreement. The rights of the former adviser and former administrator to recover any amounts waived or reimbursed under this previous agreement terminated on October 29, 2004.

Distribution Agreement

Prior to October 29, 2004, Conseco Equity Sales, Inc. (the “Prior Distributor”) served as the principal underwriter for the Fund pursuant to a Principal Underwriting agreement.  The Prior Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”).  The Prior Distributor paid all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of the prospectuses for sales purposes, as well as any advertising or sales literature.

Summit Capital Investment Group, Inc., an affiliate of Summit was selected to be the Fund’s new distributor, but has not yet signed an underwriting agreement with the Fund.

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares. Authorization from the NASD for Summit Capital Investment Group, Inc. to serve as a mutual fund distributor is pending.  Accordingly, no payments were made and no amounts accrued under the plan for the period from October 29, 2004 to September 30, 2005.  Prior to October 29, 2004, the Prior Distributor was entitled to receive payments under the plan. The fees were paid on a monthly basis, based on the Fund’s average daily net assets. The total amount incurred under the plan for the period from October 1, 2004 to October 28, 2004 were $1,043.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the year ended September 30, 2005, MSS earned $9,350 for transfer agency services.  At September 30, 2005, the Fund owed $1,877 to MSS.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $805,294 and $1,005,721, respectively, for the year ended September 30, 2005. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

For the year ended September 30, 2005, the Fund utilized capital loss carryforwards of $266,846 for federal income tax purposes.

As of September 30, 2005, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$5,185,166
Gross unrealized appreciation	1,333,339
Gross unrealized depreciation	(562,639)
Net unrealized appreciation	770,700
Undistributed ordinary income	10,935
Undistributed long-term capital gain	62,347
Total distributable earnings	73,282
Total accumulated earnings	843,982

The tax basis of investments, net unrealized appreciation and accumulated realized gains for tax and financial reporting purposes differ principally due to the deferral of losses on wash sales.

The tax character of distributions paid during the years ended September 30, 2005 and 2004, were as follows:

	2005	2004
Ordinary income	$3,075	$26,464

6.   INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the fund enters into contracts with their vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 22, 2004, PricewaterhouseCoopers LLP declined to stand for re-election as the independent registered public accounting firm for StockCar Stocks Index Fund.  The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  During the two most recent fiscal years and through November 22, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On March 3, 2005, the Fund by action of its Board of Directors, upon approval of the Fund’s shareholders, approved the engagement of Briggs, Bunting & Dougherty, LLP. as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending September 30, 2005.  During the fiscal years ended September 30, 1999 to September 30, 2004 the Registrant has not consulted with Briggs, Bunting & Dougherty, LLP. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Briggs, Bunting & Dougherty, LLP concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue;  or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K,  or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

STOCKCAR STOCKS INDEX FUND

Additional Information

September 30, 2005

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

Tax Information (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2005.

Individual shareholders are eligible for reduced taxes on qualified dividend income.  For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403 (b) plans need not be reported as taxable income.  However, many retirement plans trust may need this information for their annual information reporting.

Since the information above is reported for the fund’s fiscal year and not the calendar year, shareholders should refer to their 1099-DIV or other tax information which will be mailed in January 2006 to determine the calendar year amounts to be included on their 2005 tax returns.  Shareholders should consult their tax advisers.

EXPENSE EXAMPLE (Unaudited)

September 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/05 - 9/30/05).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/2005	Ending Account Value 9/30/2005	Expenses Paid During Period 4/1/2005 – 9/30/2005 *
Actual	$1,000	$1,036.90	$7.66
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.59

* Expenses are equal to the Fund’s annualized expense ratio of 1.50% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

BRIGGS

BUNTING &

DOUGHERTY, LLP

Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

StockCar Stocks Mutual Fund, Inc.

Roswell, Georgia

We have audited the accompanying statement of assets and liabilities of StockCar Stocks Index Fund, a series of shares of StockCar Stocks Mutual Fund, Inc., including the schedule of investments, as of September 30, 2005, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended September 30, 2004 and the financial highlights for each of the years in the four-year period ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StockCar Stocks Index Fund as of September 30, 2005, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

October 13, 2005

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Stock Car Stocks Funds., Mansell Court East, Suite 430, Roswell, Georgia 30076.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s audit committee has determined that the registrant does not have an audit committee financial expert.  Due to the Fund’s size the Audit Committee’s Combined financial experience and expertise is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2005

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2005

$ 1500

Nature of the fees:

Preparation of 2005 tax return and 2005 excise tax return.

(d)

All Other Fees

Registrant

FY 2005

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit services were pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date December 7, 2005

By /s/Angelo Alleca

Treasurer

Date December 7, 2005